UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025 (September 15, 2025)

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

  6366 College Blvd., Overland Park, KS 66211

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Senior Secured Convertible Note Financing

On September 15, 2025, Digital Ally, Inc. (the “Company”) entered into and consummated the initial closing (the “First Closing”) of the transactions contemplated by a Securities Purchase Agreement, dated as of September 15, 2025 (the “Purchase Agreement”), between the Company and a certain investor (the “Purchaser”).

At the First Closing, the Company issued and sold to the Purchaser Senior Secured Convertible Notes in the aggregate original principal amount of $806,451.61 (the “Notes”) and warrants (the “Warrants”). The Purchase Agreement provided for seven percent (7%) original interest discount resulting in gross proceeds to the Company of $750,000. Interest on the note is eight percent (8%). The Warrants are exercisable for an aggregate 476,569 shares at an exercise price of $2.124 per share of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Subject to applicable limitations as set forth in the Purchase Agreement, the Warrants have an initial exercise date of September 15, 2025, and a termination date on the five-year anniversary of the initial exercise date.

Subject to certain conditions, within two (2) business days from the effectiveness date of the registration statement required under the Purchase Agreement, and while the Notes remain outstanding, the Purchaser and the Company will consummate a second closing of an aggregate of $250,000 of Notes and Warrants on the same terms and conditions as the First Closing.

The Notes are convertible into shares of Common Stock at the election of the Purchaser at any time at a conversion price at a ten percent (10%) discount to the volume weighted average price in the five (5) day period prior to the date of closing (the “Conversion Price”) per share of Common Stock. The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). Subject to certain conditions, including certain equity conditions, the Company may redeem some or all of the then outstanding principal amount of the Note for cash in an amount equal to one hundred ten percent (110%) of the outstanding principal amount of the Notes (the “Optional Redemption Amount”).

The Notes rank senior to all outstanding and future indebtedness of the Company and its subsidiaries, other than (i) TicketSmarter, Inc., which shall grant a second priority security interest, and (ii) Digital Ally Healthcare, Inc. and Nobility Healthcare, LLC, each of which shall not grant a security interest, and are secured by substantially all of the Company’s assets, as evidenced by (i) a Security Agreement entered into at the Closing (the “Security Agreement”), (ii) a Trademark Security Agreement entered into at the Closing (the “Trademark Security Agreement”), (iii) a Patent Security Agreement entered into at the Closing (the “Patent Security Agreement”), and (iv) a Guaranty executed by all direct and indirect subsidiaries of the Company, other than Digital Ally Healthcare, Inc. and Nobility Healthcare, LLC, (the “Guaranty”) pursuant to which each of them has agreed to guaranty the obligations of the Company under the Notes.

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Also at the Closing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchaser. Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) within the 30th business day following the First Closing (the “Filing Date”) a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, and to use its best efforts to cause such Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as promptly as possible, but in any event no later than sixty (60) days following the Filing Date (the “Effectiveness Date”). If the Registration Statement is not filed by the Filing Date or is not declared effective by the Effectiveness Date, or under certain other circumstances described in the Registration Rights Agreement, then the Company shall be obligated to pay, as partial liquidated damages, to Purchaser an amount in cash equal to two percent (2%) of the original principal amount of the Notes each month until the applicable event giving rise to such payments is cured. If the Company fails to pay any partial liquidated damages in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of ten percent (10%) per annum.

Also at the Closing, the Company entered into a Leak-Out Agreement (the “Leak-Out Agreement”) with Purchaser. Pursuant to the terms of the Leak-Out Agreement, during the Leak Out Period, as defined in the Leak-Out Agreement, on any trading day, the Holder will not sell, dispose, or otherwise transfer, in the aggregate, more than twenty percent (20%) of the composite daily trading volume of the Common Stock as reported by Bloomberg, LP.

The foregoing summaries provide only a brief description of the Notes, the Warrants, the Purchase Agreement, the Security Agreement, the Trademark Security Agreement, the Patent Security Agreement, the Guaranty the Registration Rights Agreement, and the Leak-Out Agreement. The summaries do not purport to be complete and are qualified in their entireties by the full text of such documents, copies of which are attached as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, and incorporated herein by reference.

Committed Equity Financing

On September 15, 2025 (the “Closing Date”), the Company entered into a Common Stock Purchase Agreement (the “ELOC Purchase Agreement”), with an certain investor (the “ELOC Investor”), providing for a committed equity financing facility, pursuant to which, upon the terms and subject to the satisfaction of the conditions contained in the ELOC Purchase Agreement, the ELOC Investor has committed to purchase, at the Company’s direction in its sole discretion, up to an aggregate of $25,000,000 (the “Total Commitment”) of the shares of the Company’s Common Stock, subject to certain limitations set forth in the ELOC Purchase Agreement, from time to time during the term of the ELOC Purchase Agreement (the “Purchase Shares”). Concurrently with the execution of the ELOC Purchase Agreement, the Company and the ELOC Investor also entered into a Registration Rights Agreement, dated as of September 15, 2025 (the “ELOC Registration Rights Agreement”), pursuant to which the Company agreed to file with the SEC one or more registration statements, to register under the Securities Act, the offer and resale by the ELOC Investor of all of the Purchase Shares that may be issued and sold by the Company to the ELOC Investor from time to time under the ELOC Purchase Agreement.

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Sales of Purchase Shares by the Company to the ELOC Investor under the ELOC Purchase Agreement, if any, may occur, from time to time at the Company’s sole discretion, over a period commencing upon the initial satisfaction of all conditions to the ELOC Investor’s purchase obligations set forth in the ELOC Purchase Agreement (the “Commencement,” and the date on which the Commencement occurs, the “Commencement Date”), including that the initial Registration Statement the Company is required to file with the SEC pursuant to the Registration Rights Agreement is declared effective by the SEC, and ending on the first day of the month next following the 36-month anniversary of the Closing Date, unless the ELOC Purchase Agreement is terminated earlier under its terms.

From and after the Commencement Date, the Company will have the right, but not the obligation, from time to time at the Company’s sole discretion, to direct the ELOC Investor to purchase amounts of Purchase Shares that are specified by the Company to the ELOC Investor in writing, subject to certain maximum amounts calculated pursuant to the ELOC Purchase Agreement (each such purchase, an “ELOC Agreement Purchase”). The purchase price per share to be paid by the ELOC Investor for Purchase Shares that the Company may elect to sell to the ELOC Investor will be equal to 92% of lowest daily trade price during a three day valuation period of the Common Stock immediately following the date that the purchase notice with respect to the particular ELOC Agreement Purchase (each, a “ELOC Purchase Notice”) is timely delivered from the Company to the ELOC Investor. The Company may deliver an ELOC Purchase Notice to the Investor on any trading day selected by the Company, provided however, an ELOC Purchase Notice may not be delivered within twenty-four (24) hours of the previous ELOC Purchase Ending Time, as defined in the ELOC Purchase Agreement. After an ELOC Agreement Purchase, the Company may only make a subsequent ELOC Agreement Purchase within the ELOC Purchase Valuation Period, as defined in the ELOC Purchase Agreement, if the aggregate daily trading volume exceeds 300% of the initial ELOC Purchase Share Amount.

The maximum number of Purchase Shares that may be required to be purchased pursuant to a ELOC Agreement Purchase Notice will be (A) such number of shares of Common Stock equal to the lowest of: of (i) 75% of the average daily trading volume over the five (5) trading days before the date of the ELOC Purchase Notice, (ii) 25% of the daily trading volume on the date of the ELOC Purchase Notice, and (iii) $600,000 divided by the last closing price on the applicable date of the ELOC Purchase Notice, or (B) if the aggregate daily trading volume exceeds 1000% of the initial ELOC Purchase Share Amount, as defined in the ELOC Purchase Agreement, then such number of shares of Common Stock equal to 600% of the number of shares of Common Stock in (A). There are no upper limits on the price per share that the Investor must pay for Purchase Shares the Company directs the ELOC Investor to purchase in a ELOC Agreement Purchase under the ELOC Purchase Agreement. The purchase price per Purchase Share that the Company directs the ELOC Investor to purchase in a ELOC Agreement Purchase under the ELOC Purchase Agreement will be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the period used to determine the purchase price to be paid by the ELOC Investor for such shares in such ELOC Agreement Purchase.

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The ELOC Investor has no right to require the Company to sell any Purchase Share to the ELOC Investor, but the ELOC Investor is obligated to make purchases of Purchase Shares as directed by the Company, subject to the satisfaction of conditions set forth in the ELOC Purchase Agreement at Commencement and thereafter at each time that the Company may direct the ELOC Investor to purchase the Purchase Shares under the ELOC Purchase Agreement. Actual sales of Purchase Shares by the Company to the ELOC Investor under the ELOC Purchase Agreement, if any, will depend on a variety of factors to be determined by the Company in its sole discretion from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

The Company may not issue or sell any shares of its Common Stock to the ELOC Investor under the ELOC Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the ELOC Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in the ELOC Investor beneficially owning more than 4.99% of the outstanding shares of the Common Stock.

Under the applicable rules of the Nasdaq Capital Market (the “Nasdaq CM”), in no event may the Company issue to the ELOC Investor and any of its affiliates under the ELOC Purchase Agreement, or otherwise, more than 345,311 shares of Common Stock, which number of shares represents 19.99% of the shares of the Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless the Company obtains stockholder approval to issue shares of Common Stock to the ELOC Investor and any of its affiliates in excess of the Exchange Cap under the Purchase Agreement, or otherwise, and in accordance with applicable Nasdaq CM listing rules. The Exchange Cap will not be applicable to limit the number of shares of Common Stock that the Company may sell to the ELOC Investor in any ELOC Agreement Purchase that the Company effects pursuant to the ELOC Purchase Agreement (if any), to the extent the purchase price per share paid by the ELOC Investor for the shares of Common Stock in such ELOC Agreement Purchase is equal to or greater than the greater of book or market value of the Common Stock (calculated in accordance with the applicable listing rules of the Nasdaq CM) at the time the Company delivers the ELOC Agreement Purchase Notice for such ELOC Agreement Purchase to the ELOC Investor, adjusted as required by the Nasdaq CM to take into account the Company’s payment of the Commitment Fee (as defined below) to the ELOC Investor and the amount paid as reimbursement for the legal fees and disbursements of the ELOC Investor’s counsel in connection with this committed equity financing, each as described in more detail below, and otherwise as may be necessary to ensure compliance with the applicable rules of the Nasdaq CM. In any event, the ELOC Purchase Agreement specifically provides that the Company may not issue or sell any shares of Common Stock under the ELOC Purchase Agreement if such issuance or sale would breach any applicable rules or regulations of Nasdaq CM.

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The net proceeds from sales, if any, under the ELOC Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its Common Stock to the ELOC Investor. The proceeds from any sales, if any, will be used by the Company in the manner as will be set forth in the prospectus included in any registration statement filed pursuant to a registration rights agreement.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the ELOC Purchase Agreement or ELOC Registration Rights Agreement, other than (i) a prohibition (with certain limited exceptions) on the Company entering into specified “Variable Rate Transactions” (as such term is defined in the ELOC Purchase Agreement), and (ii) a prohibition during the ELOC Agreement Purchase Valuation Period (as defined in the ELOC Purchase Agreement), to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the ELOC Purchase Agreement) or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the ELOC Registration Rights Agreement. Such Variable Rate Transactions include, among others, the issuance of convertible securities with a conversion or exercise price that is based upon or varies with the trading price of the Common Stock after the date of issuance, or the Company effecting or entering into an agreement to effect an “equity line of credit,” an “at the market offering” or other similar continuous offering with a third party, in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Common Stock at future determined prices. Subject to certain exceptions set forth in the ELOC Purchase Agreement such restrictions shall remain in effect for a period commencing on the Closing Date and ending on first day of the month next following the 36-month anniversary of the Closing Date. During the term of the ELOC Purchase Agreement, the ELOC Investor covenanted not to enter into or effect, in any manner whatsoever, directly or indirectly, any short sales of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock.

As consideration for the ELOC Investor’s commitment to purchase the Purchase Shares upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, including a commitment fee equaling to 3.0% of the Total Commitment, which will be paid (i) in shares of Common Stock equal to 19.99% of the shares of Common Stock outstanding on the date of execution of the ELOC, with the value per share to be based on the 5-day VWAP beginning on the date the resale registration statement is declared effective, subject to certain ownership limitations, and (ii) the balance, in cash using the 30% of the proceeds from any subsequent financings, including the ELOC. In addition, as required under the ELOC Purchase Agreement, the Company has reimbursed the ELOC Investor for the reasonable legal fees and disbursements of the ELOC Investor’s legal counsel in the amount of $30,000.

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The ELOC Purchase Agreement will automatically terminate upon the earliest of (i) the first day of the month next following the 36-month anniversary of the Closing Date, (ii) the ELOC Investor’s purchase of Purchase Shares having an aggregate purchase price equal to Total Commitment under the ELOC Purchase Agreement, or (iii) the occurrence of certain other events set forth in the ELOC Purchase Agreement. The Company has the right to terminate the ELOC Purchase Agreement at any time after Commencement, at no cost or penalty, upon five (5) trading days’ prior written notice to the ELOC Investor, subject to certain conditions and the survival of certain provisions of the ELOC Purchase Agreement and the ELOC Registration Rights Agreement. The ELOC Investor may terminate the ELOC Purchase Agreement upon five (5) trading days’ prior written notice after the occurrence of certain events, including the occurrence of a Material Adverse Effect or a Fundamental Transaction (as such terms are defined in the ELOC Purchase Agreement) or upon the occurrence of certain other events as set forth in the ELOC Purchase Agreement. Neither the Company nor the ELOC Investor may assign or transfer their respective rights and obligations under the ELOC Purchase Agreement, and no provision of the ELOC Purchase Agreement or the ELOC Registration Rights Agreement may be modified or waived by the Company or the ELOC Investor.

The ELOC Purchase Agreement and the ELOC Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the ELOC Purchase Agreement and the ELOC Registration Rights Agreement do not purport to be complete and each is qualified in their entirety by reference to the full text of the ELOC Purchase Agreement and the ELOC Registration Rights Agreement, respectively, the forms of which are filed as Exhibits 10.8 and 10.9 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Notes and Warrants, underlying shares of Common Stock, and Purchase Shares have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Notes, the Warrants and underlying shares of Common Stock contain (or will contain, as applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom.

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The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Form of Senior Secured Convertible Note, issued by Digital Ally, Inc., dated September 15, 2025
4.2	Form of Warrant issued by Digital Ally, Inc., dated September 15, 2025
10.1	Form of Securities Purchase Agreement between Digital Ally, Inc. and a certain Purchaser, dated September 15, 2025, relating to the Notes and Warrants
10.2	Form of Security Agreement between Digital Ally, Inc. and a certain Purchaser, dated September 15, 2025
10.3	Form of Trademark Security Agreement between Digital Ally, Inc. and a certain Purchaser, dated September 15, 2025
10.4	Form of Patent Security Agreement between Digital Ally, Inc. and a certain Purchaser, dated September 15, 2025
10.5	Form of Subsidiary Guaranty by and among Digital Ally, Inc. and its direct and indirect subsidiaries, dated September 15, 2025
10.6	Form of Registration Rights Agreement between Digital Ally, Inc. and a certain Purchaser, dated September 15, 2025, relating to the Notes and Warrants
10.7	Form of Leak-Out Agreement between Digital Ally, Inc. and a certain Purchaser, dated September 15, 2025
10.8	Form of Common Stock Purchase Agreement between Digital Ally, Inc. and a certain Purchaser, dated September 15, 2025, relating to the ELOC
10.9	Form of Registration Rights Agreement between Digital Ally, Inc. and a certain Purchaser, dated September 15, 2025, relating to the ELOC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2025

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer

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